UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 9, 2026

Date of Report (Date of earliest event reported)

Cambridge Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43106	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Square, 13th FL Boston, MA	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-396-4911

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CAQUU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CAQ	The Nasdaq Stock Market LLC
Warrants entitling the holder to purchase one Class A ordinary share at a price of $11.50 per share	CAQUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 9, 2026, Cambridge Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”), which consisted of 23,000,000 units (the “Units”), including 3,000,000 Units issued pursuant to the exercise in full by the underwriters of their over-allotment option. Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Share”) and one-third of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share (subject to adjustment). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $230,000,000.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) of an aggregate of 495,500 units (the “Private Units”) to Cambridge Sponsor LLC, the Company’s sponsor, at a price of $10.00 per Private Unit, generating total proceeds of $4,955,000. Each Private Unit consists of one Class A Ordinary Share and one-third of one redeemable Warrant, with each whole Warrant entitling the holder thereof, to purchase one Class A Ordinary Share for $11.50 per share (subject to adjustment).

A total of $230,000,000, or $10.00 per Unit, comprised of the net proceeds from the IPO (which amount includes up to $8,050,000 of the underwriter’s deferred discount) and proceeds of the sale of the Private Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of February 9, 2026 reflecting the receipt of the proceeds from the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet as of February 9, 2026

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2026

Cambridge Acquisition Corp.

By:	/s/ Brent Cox
Name:	Brent Cox
Title:	Chief Executive Officer

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